                                  ASSIGNMENT
                                  ----------


          ASSIGNMENT (this "Assignment"), dated as of October 16, 2001, is made
                            ----------
and entered into by and between Vita Special Purpose Corp., a Delaware corporation ("Assignor"), and Paul Capital Royalty Acquisition Fund, L.P., a
              --------
Delaware limited partnership ("Assignee").  All capitalized terms used herein
                               --------
and not defined shall have the meanings ascribed to them in the Assignment Agreement (as defined below).

          WHEREAS, Assignor, Assignee and Orthovita, Inc., a Pennsylvania corporation, are parties to that certain Revenue Interests Assignment Agreement, dated as of October 16, 2001 (the "Assignment Agreement"), pursuant to which,
                                   --------------------
among other things, Assignor agrees to sell, assign, transfer and convey to Assignee, and Assignee agrees to purchase from Assignor, all of Assignor's rights and interests in and to the Assigned Interests, for consideration in the amount and on the terms and conditions provided therein; and

          WHEREAS, the parties now desire to carry out the purposes of the Assignment Agreement by the execution and delivery of this instrument evidencing Assignee's purchase and acceptance of the Assigned Interests;

          NOW, THEREFORE, in consideration of the foregoing premises and of other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.   Sale and Assignment of Assigned Interests. Assignor hereby
               -----------------------------------------
transfers, sells, conveys and assigns to Assignee free and clear of all Liens (except those Liens created in favor of Assignee pursuant to the Security Agreement and any other Transaction Document), all of Assignor's rights and interests in and to all of the Assigned Interests.

          2.   No Assumption of Obligations. The parties hereby acknowledge that
               ----------------------------
Assignee is not assuming any debt, liability or obligation of Assignor, known or unknown, fixed or contingent, in connection with the Assigned Interests, including, without limitation, the Excluded Liabilities and Obligations.

          3.   Further Assurances. Each party hereto shall execute, acknowledge
               ------------------
and deliver to the other party any and all documents or instruments, and shall take any and all actions, reasonably required by such other party from time to time, to confirm or effect the matters set forth herein, or otherwise to carry out the purposes of the Assignment Agreement and this Assignment and the transactions contemplated thereby and hereby.

          4.   Assignment Agreement. This Assignment is entered into pursuant to
               --------------------
and is subject in all respects to all of the terms, provisions and conditions of the Assignment Agreement, and nothing herein shall be deemed to modify any of the representations, warranties, covenants and obligations of the parties thereunder.

          5.   Interpretation. In the event of any conflict or inconsistency
               --------------
between the terms, provisions and conditions of this Assignment and the Assignment Agreement, the terms, provisions and conditions of the Assignment Agreement shall govern.

          6.   Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND
               -------------
CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

          7.   Counterparts. This Assignment may be executed in counterparts,
               ------------
each of which shall be deemed to be an original, but all of which together shall constitute a single agreement.









                          [Signature Page To Follow]

          IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be duly executed as of the date first above written.


ASSIGNOR:                   VITA SPECIAL PURPOSE CORP.

                            By: /s/ Joseph M. Paiva
                               --------------------
                                    Name:  Joseph M. Paiva
                                    Title: Vice President


ASSIGNEE:                   PAUL CAPITAL ROYALTY ACQUISITION FUND, L.P.

                            By:     Paul Capital Management, LLC,
                                    its General Partner

                                By:  /s/ Walter Flamenbaum
                                     ---------------------
                                     Name:  Walter Flamenbaum, M.D.
                                     Title: Managing Member





                         [Signature Page to Assignment]



                                       3